SECURITIES AND EXCHANGE COMMISSION

UNITED STATES

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 8, 2020

REGENCY CENTERS CORPORATION

(Exact name of registrant as specified in its charter)

Florida	001-12298	59-3191743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Independent Drive, Suite 114 Jacksonville, Florida	32202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (904)-598-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $.01 par value	REG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(A) of the Exchange Act.  ☐

Item	1.01 Entry into a Material Definitive Agreement.

On May 8, 2020, Regency Centers Corporation (the “Company”) entered into separate Equity Distribution Agreements (collectively, the “2020 Equity Distribution Agreements”), each dated May 8, 2020, by and among the Company, Regency Centers, L.P. and each of SMBC Nikko Securities America, Inc., Regions Securities LLC, TD Securities (USA) LLC, Scotia Capital (USA) Inc., BMO Capital Markets Corp. and Jefferies LLC (and, in certain cases, certain of their respective affiliates), acting in their capacity as Sales Agents or as Forward Sellers, and separate amendments to the May 17, 2017 Equity Distribution Agreements (collectively, the “Equity Distribution Agreement Amendments”, and, together with the 2020 Equity Distribution Agreements, the “Equity Distribution Agreements”), each dated May 8, 2020, by and among the Company, Regency Centers, L.P. and each of SunTrust Robinson Humphrey, Inc., BTIG, LLC, J.P. Morgan Securities, LLC, Wells Fargo Securities, LLC, BofA Securities, Inc., and Mizuho Securities USA LLC (and, in certain cases, certain of their respective affiliates), acting in their capacity as Sales Agents or as Forward Sellers, which Equity Distribution Agreements relate to the offer and sale of shares of the Company’s common stock from time to time having an aggregate offering price of up to $500,000,000 (the “Shares”). The Company refers to these entities, when acting in their capacity as sales agents, individually as a “Sales Agent” and collectively as “Sales Agents.” The Company refers to these entities, when acting as agents for Forward Purchasers (as described below), individually as a “Forward Seller” and collectively as “Forward Sellers.” The Shares offered for sale under the Equity Distribution Agreements will be offered at then-current prices.

Concurrently with entry into the Equity Distribution Agreements, the Company entered into separate forward master confirmations (collectively, the “Master Confirmations”), each dated May 8, 2020, by and between the Company and each of Wells Fargo Bank, National Association, JPMorgan Chase Bank, National Association, New York Branch, Bank of America, N.A., Bank of Montreal, Mizuho Markets Americas LLC, Jefferies LLC, The Bank of Nova Scotia and The Toronto-Dominion Bank. The Company refers to these entities, when acting in this capacity, individually as a “Forward Purchaser” and collectively as “Forward Purchasers.”

The Equity Distribution Agreements provide that, in addition to the issuance and sale of the Shares by the Company through the Sales Agents, the Company also may enter into forward sale agreements under the Master Confirmations. In connection with any particular forward sale agreement, the relevant Forward Purchaser or its affiliated Sales Agent will, at the Company’s request, borrow from third parties and, through such affiliated Sales Agent, sell a number of Shares equal to the number of Shares underlying the particular forward sale agreement. In no event will the aggregate number of Shares sold through the Sales Agents, whether as agents for the Company or as Forward Sellers, under the Equity Distribution Agreements and under any forward sale agreements, have an aggregate sales price in excess of $500,000,000.

The Company will not initially receive any proceeds from the sale of borrowed Shares by a Forward Seller. The Company expects to fully physically settle each particular forward sale agreement with the relevant Forward Purchaser on one or more dates specified by the Company on or prior to the maturity date of that particular forward sale agreement, in which case the Company will expect to receive aggregate net cash proceeds at settlement equal to the number of Shares underlying the particular forward sale agreement multiplied by the relevant forward sale price. However, the Company may also elect to cash settle or net share settle a particular forward sale agreement, in which case the Company may not receive any proceeds (in the case of cash settlement) or will not receive any proceeds (in the case of net share settlement), and the Company may owe cash (in the case of cash settlement) or Shares (in the case of net share settlement) to the relevant Forward Purchaser.

The Sales Agents will offer the Shares at market prices prevailing at the time of sale. The Company will pay each Sales Agent a commission at a mutually agreed rate that will not exceed 2.0% of the gross sales price of the Shares issued by the Company and sold through the relevant Sales Agent as the Company’s sales agent under the relevant Equity Distribution Agreement. In connection with each forward sale agreement, the Company will pay the relevant Forward Seller, in the form of a reduced initial forward sale price under the related forward sale agreement with the related Forward Purchaser, commissions at a mutually agreed rate that will not exceed 2.0% of the gross sales prices of all borrowed Shares sold during the applicable forward hedge selling period by it as a Forward Seller. If any Sales Agent and/or Forward Seller, as applicable, engages in special selling efforts, as that term is used in Regulation M under the Securities Exchange Act of 1934, as amended, such Sales Agent and/or Forward Seller, as applicable, will receive from the Company a commission to be agreed upon at the time of sale.

The foregoing description of the Equity Distribution Agreements and the Master Confirmations does not purport to be complete and is qualified in its entirety by reference to the terms and conditions of the forms of Equity Distribution Agreement Amendments which are filed as Exhibits 1.1 and 1.2 and the form of 2020 Equity Distribution Agreement which is filed as Exhibit 1.3 and the form of Master Confirmation which is filed as Exhibit 1.4 to this Current Report and are incorporated herein by reference. The Shares will be issued pursuant to the Prospectus Supplement and the Company’s automatic shelf registration statement on Form S-3 (File No. 333-237145) filed on March 13, 2020 with the Securities and Exchange Commission. This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item	9.01(d) Financial Statements and Exhibits

Exhibit 1.1	Amendment No. 2 to the Equity Distribution Agreement, dated May 8, 2020, among Regency Centers Corporation, Regency Centers, L.P., Wells Fargo Bank, National Association and Wells Fargo Securities, LLC. The Amendments No. 2 to the Equity Distribution Agreement listed below are substantially identical in all material respects to the Amendment No. 2 to the Equity Distribution Agreement, dated May 8, 2020, among Regency Centers Corporation, Regency Centers, L.P., Wells Fargo Bank, National Association and Wells Fargo Securities, LLC, except for the identities of the parties, and have not been filed as exhibits to the Company’s 1934 Act reports pursuant to Instruction 2 to item 601 of Regulation S-K:

(i) Amendment No. 2 to the Equity Distribution Agreement, dated May 8, 2020, among Regency Centers Corporation, Regency Centers, L.P. and SunTrust Robinson Humphrey, Inc.

(ii) Amendment No. 2 to the Equity Distribution Agreement, dated May 8, 2020, among Regency Centers Corporation, Regency Centers, L.P. and BTIG, LLC

(iii) Amendment No. 2 to the Equity Distribution Agreement, dated May 8, 2020, among Regency Centers Corporation, Regency Centers, L.P., JPMorgan Chase Bank, National Association and J.P. Morgan Securities LLC

(iv) Amendment No. 2 to the Equity Distribution Agreement, dated May 8, 2020, among Regency Centers Corporation, Regency Centers, L.P., Bank of America, N.A. and BofA Securities, Inc.

Exhibit 1.2	Amendment No. 2 to the Equity Distribution Agreement, dated May 8, 2020, among Regency Centers Corporation, Regency Centers, L.P., Mizuho Markets Americas LLC and Mizuho Securities USA LLC

Exhibit 1.3	Equity Distribution Agreement, dated May 8, 2020, among Regency Centers Corporation, Regency Centers, L.P. and Jefferies LLC. The Equity Distribution Agreements listed below are substantially identical in all material respects to the Equity Distribution Agreement, dated May 8, 2020, among Regency Centers Corporation, Regency Centers, L.P. and Jefferies LLC, except for the identities of the parties, and have not been filed as exhibits to the Company’s 1934 Act reports pursuant to Instruction 2 to item 601 of Regulation S-K:

(i) Equity Distribution Agreement, dated May 8, 2020, among Regency Centers Corporation, Regency Centers, L.P. and SMBC Nikko Securities America, Inc.

(ii) Equity Distribution Agreement, dated May 8, 2020, among Regency Centers Corporation, Regency Centers, L.P. and Regions Securities LLC

(iii) Equity Distribution Agreement, dated May 8, 2020, among Regency Centers Corporation, Regency Centers, L.P., The Bank of Nova Scotia and Scotia Capital (USA) Inc.

(iv) Equity Distribution Agreement, dated May 8, 2020, among Regency Centers Corporation, Regency Centers, L.P., Bank of Montreal and BMO Capital Markets Corp.

(v) Equity Distribution Agreement, dated May 8, 2020, among Regency Centers Corporation, Regency Centers, L.P., TD Securities (USA) LLC and The Toronto-Dominion Bank

Exhibit 1.4	Forward Master Confirmation, dated May 8, 2020, by and between Regency Centers Corporation and Wells Fargo Bank, National Association. The Forward Master Confirmations listed below are substantially identical in all material respects to the Forward Master Confirmation, dated May 8, 2020, by and between Regency Centers Corporation and Wells Fargo Bank, National Association, except for the identities of the parties, and have not been filed as exhibits to the Company’s 1934 Act reports pursuant to Instruction 2 to item 601 of Regulation S-K:

(i) Forward Master Confirmation, dated May 8, 2020, by and between Regency Centers Corporation and Bank of America, N.A.

(ii) Forward Master Confirmation, dated May 8, 2020, by and between Regency Centers Corporation and JPMorgan Chase Bank, National Association, New York Branch

(iii) Forward Master Confirmation, dated May 8, 2020, by and between Regency Centers Corporation and Bank of Montreal

(iv) Forward Master Confirmation, dated May 8, 2020, by and between Regency Centers Corporation and Mizuho Markets Americas LLC

(v) Forward Master Confirmation, dated May 8, 2020, by and between Regency Centers Corporation and Jefferies LLC

(vi) Forward Master Confirmation, dated May 8, 2020, by and between Regency Centers Corporation and The Bank of Nova Scotia

(vii) Forward Master Confirmation, dated May 8, 2020, by and between Regency Centers Corporation and The Toronto-Dominion Bank

Exhibit 5.1	Opinion of Foley & Lardner LLP regarding the legality of the Shares.

Exhibit 23.1	Consent of Foley & Lardner LLP (included in Exhibit 5.1)

Exhibit 104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION
(registrant)

May 8, 2020	By:	/s/ Michael R. Herman
Michael R. Herman, Senior Vice President, General Counsel